AMENDMENT NO. 2 TO BARGE TRANSPORTATION AGREEMENT

THIS AMENDMENT NO. 2 (the "Amendment") is made, entered into and effective as of January 1, 2002 and amends that certain Barge Transportation Contract dated December 23, 1986, as amended, between COGENTRIX VIRGINIA LEASING CORPORATION and McALLISTER TOWING AND TRANSPORTATION, INC. (f/n/a McALLISTER BROTHERS, INC.).

RECITALS

WHEREAS, McAllister has provided barge transportation services to Cogentrix under the Contract since June, 1988.

WHEREAS, the designated Loading Port under the Contract is currently a single location and the Parties desire to provide for a second, alternative location, either of which may be the Loading Port on any given dispatch by Cogentrix.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Parties agree to further amend and modify the Contract as follows:
1.	All capitalized terms shall have the meaning ascribed to them in the Contract, as amended, unless otherwise defined in this Amendment No. 2
2.

Section 2. of the Contract, Loading and Discharging Ports, is hereby amended by deleting the first full sentence in its entirety and inserting in its place the following:

"Commencing on the effective date hereof, Cogentrix shall, on a trip by trip basis, dispatch the vessel to a safe berth at either (a) Norfolk Southern Pier Number 6, Norfolk, Virginia, or (b) Dominion Terminal Associates Coal Pier, Newport News, Virginia (each individually referred to hereinafter as "Loading Port"), or so near thereto as she may safely proceed for the loading of coal."

3.	Section 19. of the Contract, Term, is hereby amended by deleting the date "December 31, 2002" and inserting in its place the date "April 30, 2003."
4.	Except as specifically modified herein, all other terms and provisions of the Contract, as previously amended, shall remain in full force and effect.

COGENTRIX VIRGINIA LEASING CORPORATION

By:           /s/ C. A. HALCOMB
       C.A. Halcomb
       Vice President-Operations

McALLISTER TOWING AND TRANSPORTATION, INC.

By:           /s/ ARTHUR F. KNUDSEN
       Arthur F. Knudsen
       Vice President/General Manager
       McAllister Towing of Virginia, Inc.